                                                                   EXHIBIT 10.23

                           LOAN AND SECURITY AGREEMENT

BORROWER: ATHENAHEALTH, INC., A DELAWARE CORPORATION

ADDRESS:  311 ARSENAL STREET
          WATERTOWN, MASSACHUSETTS 02472

DATE:     MARCH 31, 2006

This Loan and Security Agreement is entered into on the above date between Bank of America, N.A. ("Lender") and the borrower named above ("Borrower"), whose chief executive office is located at the above address ("Borrower's Address"). The Schedule to this Loan and Security Agreement being signed concurrently (the "Schedule") is an integral part of this Agreement. (Definitions of certain terms used in this Agreement are set forth in Section 7 below).

WHEREAS, the Borrower and ORIX Venture Finance LLC ("ORIX") are parties to that certain Loan and Security Agreement, dated as of December 28, 2005 (the "ORIX Credit Agreement"), whereby ORIX made certain equipment loans (the "Equipment Loans") to the Borrower;

WHEREAS, the outstanding principal amount of the Equipment Loans under the ORIX Credit Agreement as of the date hereof is $2,741,505.03;

WHEREAS, pursuant to that certain Assignment and Assumption, dated as of the date hereof, ORIX assigned the Equipment Loans, together with all rights and obligations under the ORIX Credit Agreement and related loan documents with respect to the Equipment Loans, including, without limitation, all liens granted by the Borrower to ORIX in the Collateral (as defined below) and proceeds thereof (collectively, the "Assigned Interests"); and

WHEREAS, the parties hereto wish to document the Assigned Interests as set forth herein.

NOW THEREFORE, in consideration of the mutual covenants and agreements herein contained, the parties hereto covenant and agree effective as of the date hereof, as follows:

1. LOANS.

     1.1 EQUIPMENT LOAN. As of the date hereof, there are $2,741,505.03 of Equipment Loans outstanding (each, a "Loan" and collectively, the "Loans"). The Lender shall have no obligation to make any further Loans to the Borrower under this Agreement. The Equipment Loans shall be evidenced by a Promissory Note made by Borrower to Lender, on Lender's standard form (the "Note") and shall be repayable as therein set forth, provided that the entire unpaid principal balance of the Loans and any accrued and unpaid interest thereon shall be due and payable on the Maturity Date set forth in the Schedule. Once repaid, the Loans may not be reborrowed.

     1.2 CONDITIONS. The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent: (i) all filings have been completed that are necessary or advisable to perfect the security interest of Lender in the Collateral, (ii) all documents relating to this Agreement have been executed and delivered, (iii) Lender has confirmed to its satisfaction that there has been no Material Adverse Change since the date of the last financial statements provided to Lender, (iv) UCC and other searches deemed necessary by Lender have been completed and the results thereof are satisfactory to Lender,
(v) Lender shall have received satisfactory evidence that all security interests of ORIX and Silicon Valley Bank in the Collateral shall have been terminated,
(vi) Lender shall have received a fully executed assignment and assumption agreement among Borrower, ORIX and Lender, (vii) Lender shall have received an insurance certificate, naming Lender as loss payee with respect to the Collateral, (viii) Lender shall have received (i) a certificate as to the good standing of Borrower from the Secretary of State of Delaware and (ii) a certificate of an authorized officer of Borrower certifying and attaching

                                                     LOAN AND SECURITY AGREEMENT

copies of its governing documents and resolutions authorizing the transactions contemplated under this Agreement, and (ix) all other matters relating to the Loans have been completed to Lender's reasonable satisfaction.

     1.3 INTEREST. The Loans and all other monetary Obligations shall bear interest at the rate shown on the Schedule, except where expressly set forth to the contrary in this Agreement or in another written agreement signed by Lender and Borrower. Borrower shall pay interest on the Loans accrued for each month no later than the fifth day of the following month, and at maturity.

     1.4 [INTENTIONALLY OMITTED].

     1.5 PLACE AND MANNER. Borrower shall make all payments due to Lender in lawful money of the United States. All payments of principal, interest, fees and other amounts payable by Borrower hereunder shall be made, in immediately available funds, by wire transfer to Lender not later than 1:00 p.m. New York time, on the date on which such payment is due,

     1.6 LATE FEE. If any payment of principal, interest or any other payment is not made within five Business Days after the date due, Borrower shall pay a late payment fee equal to 5% of the amount of such late payment. In addition, if the entire balance of the Loans and all other monetary Obligations are not paid in full by the Maturity Date set forth on the Schedule, Borrower shall pay Lender a late charge of $50,000. The provisions of this paragraph shall not be construed as Lender's consent to Borrower's failure to pay any amounts when due, and Lender's acceptance of any such late payments shall not restrict Lender's exercise of any remedies arising out of any such failure.

2. SECURITY INTEREST.

     2.1 SECURITY INTEREST. To secure the payment and performance of all of the Obligations when due, Borrower hereby grants to Lender a security interest in all of the following (collectively, the "Collateral"): all right, title and interest of Borrower in and to the following, whether now owned or hereafter arising or acquired and wherever located: all Equipment listed on Schedule 2.1 hereto; and any and all claims, rights and interests in any of the above, and all guaranties and security for any of the above, and all substitutions and replacements for, additions, accessions, attachments, accessories, and improvements to, and proceeds (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties) of, any and all of the above, and all Borrower's books relating to any of the above. Borrower hereby irrevocably authorizes Lender at any time and from time to time to file in any filing office in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto that (a) indicate the Collateral and (b) provide any other information required by part 5 of Article 9 of the Uniform Commercial Code of the applicable state or such other jurisdiction for the sufficiency or filing office acceptance of any financing statement or amendment, including whether Borrower is an organization, the type of organization and any organizational identification number issued to Borrower. Borrower agrees to furnish any such information to the Lender promptly upon request. Borrower also ratifies its authorization for Lender to have filed in any Uniform Commercial Code jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.

3. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE BORROWER.

     In order to induce Lender to enter into this Agreement, Borrower represents and warrants to Lender as follows, and Borrower covenants that the following representations will continue to be true, and that Borrower will at all times comply with all of the following covenants:

     3.1 CORPORATE EXISTENCE AND AUTHORITY. Borrower is and will continue to be, duly organized, validly existing and in good standing under the laws of the State of DELAWARE. Borrower is and will continue to be qualified and licensed to do business in all jurisdictions in which any failure to do so would result in a Material Adverse Change. The execution, delivery and performance by Borrower of this Agreement, and all other documents contemplated hereby (i) have been duly and validly authorized, (ii) are enforceable against Borrower in accordance with their terms (except as enforcement may be limited by equitable principles and by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to creditors' rights generally), (iii) do not violate Borrower's articles or certificate of incorporation, or Borrower's by-laws, or any law or any material agreement or instrument which is binding upon Borrower or its property, and (iv) do not constitute grounds for acceleration of any indebtedness or obligation under any agreement or instrument which is binding upon Borrower or its property.

     3.2 NAME; TRADE NAMES AND STYLES. The full correct name of Borrower and its state of incorporation are set forth in this Agreement. Listed on the Representations, are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give Lender 30 days' prior written notice before changing its name or doing business under any other name. Borrower has complied, and will in the future comply, with all laws relating to the conduct of business under a fictitious business name.

     3.3 PLACE OF BUSINESS; LOCATION OF COLLATERAL. The address set forth in the heading to this Agreement is Borrower's chief executive office. In addition, Borrower has places of business and Collateral is located only at the locations set forth in the Representations. Borrower will give Lender at least 15 days prior written notice before opening any additional place of business, changing its chief executive office or state of incorporation, or moving

                                                     LOAN AND SECURITY AGREEMENT

any of the Collateral to a location other than Borrower's Address or one of the locations set forth on the Schedule.

     3.4 TITLE TO COLLATERAL. Borrower is now, and will at all times in the future be, the sole owner of all the Collateral. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances and adverse claims, except for the security interest in favor of Lender. Lender now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral and Borrower will at all times defend Lender and the Collateral against all claims of others. None of the Collateral now is or will be affixed to any real property in such a manner, or with such intent, as to become a fixture. Borrower will keep in full force and effect, and will comply, in all material respects, with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.

     3.5 MAINTENANCE OF COLLATERAL. Borrower, at its expense, shall maintain the Collateral in good working condition, ordinary wear and tear excepted, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise Lender in writing of any material loss or damage to the Collateral.

     3.6 BOOKS AND RECORDS. Borrower has maintained and will maintain at Borrower's Address complete and accurate books and records, comprising an accounting system in accordance with GAAP.

     3.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements now or in the future delivered to Lender have been, and will be, prepared in conformity with GAAP and now and in the future will completely and fairly reflect, in all material respects, the financial condition of Borrower, at the times and for the periods therein stated. Between the last date covered by any such statement provided to Lender and the date hereof, there has been no Material Adverse Change. Borrower is now and will continue to be able to pay its debts (including trade debts) as they become due, and the sum of the Borrower's assets does now, and will continue to exceed the amount of its debts, as calculated under GAAP.

     3.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Except as set forth on the Disclosure Schedule attached hereto as Exhibit A (the "Disclosure Schedule"), Borrower has timely filed, and will timely file, all tax returns and reports required by applicable law, and Borrower has timely paid, and will timely pay, all applicable taxes, assessments, deposits and contributions now or in the future owed by Borrower, except those being contested in good faith by appropriate proceedings diligently pursued, with adequate reserves maintained in accordance with GAAP, and as to which no lien exists which would have priority over the security interest of Lender.

     3.9 COMPLIANCE WITH LAW. Borrower has complied, and will comply, in all material respects, with all provisions of all applicable laws and regulations, including, but not limited to, those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, compensation and benefits payable or provided to Borrower's employees, and all environmental matters. All proceeds of all Loans shall be used solely for lawful business purposes.

     3.10 LITIGATION. Except as set forth in the Disclosure Schedule, there is no claim asserted in writing, suit, litigation, proceeding or governmental investigation pending or threatened against or affecting Borrower involving more than $25,000. Borrower will promptly inform Lender in writing of any claim asserted in writing, proceeding, litigation or governmental investigation in the future threatened or instituted by or against Borrower involving any claim of $100,000 or more

4. ADDITIONAL DUTIES OF THE BORROWER.

     4.1 INSURANCE. Borrower shall, at all times, insure all of the Collateral and carry such other business insurance, with insurers reasonably acceptable to Lender, in such form and amounts as Lender may reasonably require, and Borrower shall provide evidence of such insurance to Lender, so that Lender is satisfied that such insurance is, at all times, in full force and effect. All such casualty insurance policies shall name Lender as an additional loss payee, and shall contain a lenders loss payee endorsement in form reasonably acceptable to Lender. Upon receipt of the proceeds of any insurance relating to Collateral, Lender shall apply the proceeds to the Obligations, except that, provided no Default or Event of Default has occurred and is continuing, Lender shall release to Borrower insurance proceeds with respect to the Collateral, which shall be utilized by Borrower for the replacement of the Collateral with respect to which the insurance proceeds were paid. Lender may require reasonable assurance that the insurance proceeds so released will be so used, which may, in Lender's good faith business judgment, include an escrow account into which insurance proceeds will be deposited and from which replacement Collateral will be purchased. If Borrower fails to provide or pay for any such requested insurance, Lender may, but is not obligated to, obtain the same at Borrower's expense. Borrower shall promptly deliver to Lender copies of all reports made to insurance companies.

     4.2 REPORTS. Borrower, at its expense, shall provide Lender with the written reports set forth in the Schedule, and such other written reports with respect to Borrower (including budgets, sales projections, operating plans and other financial documentation), as Lender shall from time to time reasonably specify.

     4.3 ACCESS TO COLLATERAL, BOOKS AND RECORDS. At reasonable times (no more than once during any 12-month period), and on three Business Day's notice (except if a Default or Event of Default has occurred and is continuing or if Lender in its good faith business judgment believes or suspects that Borrower has engaged in defalcation,

                                                     LOAN AND SECURITY AGREEMENT

intentional misrepresentation, or fraud, in which case then Lender may do the following at any time, without any notice and without subject to the foregoing limit on number of inspections), Lender shall have the right to inspect the Collateral, and the right to audit and copy Borrower's books and records and, in such inspections and audits may be accompanied by representatives of Lender. The foregoing inspections and audits shall be at Borrower's expense and the charge therefor shall be at Lender's then standard charge for the same, plus all other reasonable out-of-pockets costs and expenses incurred by Lender in connection therewith.

     4.4 REMITTANCE OF PROCEEDS. All proceeds arising from the sale or other disposition of any Collateral shall be delivered, in kind, by Borrower to Lender, in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower, to be applied to the Obligations in such order as Lender shall determine. Nothing in this Section limits the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

     4.5 NEGATIVE COVENANTS. Borrower shall not, without Lender's prior written consent, do any of the following: (i) merge or consolidate with another corporation or entity; (ii) acquire any assets, except in the ordinary course of business in excess of $250,000 in any fiscal year; (iii) enter into any other transaction outside the ordinary course of business; (iv) sell or transfer any Collateral; (v) store any Collateral with any warehouseman or other third party, without an agreement reasonably acceptable to Lender that any rights of any such warehouseman or other third party are subject to Lender's rights therein; provided that, as to servers owned by Borrower and maintained with Savvis Communications Corporation, such agreement may be provided within 30 days after the date of this Agreement, (vi) make any loans of any money or other assets to, or purchase the stock or other securities of, or make any other investment in, any other Person, other than in accordance with Borrower's recommended investment policy guidelines adopted January 2001, or in excess of an aggregate of $200,000 outstanding at any time; (vii) guarantee or otherwise become liable with respect to the obligations of another Person; (viii) pay or declare any dividends on Borrower's stock (other than dividends payable solely in shares of stock of Borrower); (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's stock, except for the following in an amount not in excess of $250,000 in the aggregate in any fiscal year: pursuant to agreements with employees or as provided for in Borrower's equity compensation plans or any agreement issued pursuant thereto; (x) make any change in Borrower's organizational structure; (xi) reincorporate in another state; or
(xii) dissolve or elect to dissolve; or (xiii) agree to do any of the foregoing.

     4.6 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Lender with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to Lender, make available Borrower and its officers, employees and agents, and Borrower's books and records, without charge, to the extent that Lender may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

     4.7 NOTIFICATION OF CHANGES. Borrower will promptly notify Lender in writing of any change in its executive officers or directors and any Material Adverse Change.

     4.8 [INTENTIONALLY OMITTED].

     4.9 LANDLORD AGREEMENTS. Borrower shall, from time to time, upon Lender's request, use its best efforts to obtain written waivers and agreements from Borrower's landlords, on such form and containing such provisions as Lender shall specify.

     4.10 [INTENTIONALLY OMITTED].

     4.11 FURTHER ASSURANCES. Borrower agrees, at its expense, on request by Lender, to execute all documents and take all actions, as Lender may reasonably deem necessary or useful in order to perfect and maintain the perfected security interest in the Collateral of Lender, and in order to fully consummate the transactions contemplated by this Agreement.

     4.12 INDEMNITY. Borrower hereby agrees to indemnify the following Persons (collectively, the "Indemnitees"): Lender and its affiliates, subsidiaries, parent, directors, officers, employees, agents, and attorneys, and to hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys' fees and expenses), of every nature, character and description, which any Indemnitee may sustain or incur based upon or arising out of any of the Obligations, any relationship or agreement between Lender, on the one hand, and Borrower, on the other hand, or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by any Indemnitee relating to Borrower and the transactions contemplated by this Agreement or any other Loan Document, or the Obligations, or the relationship between Lender and Borrower (collectively "Indemnifiable Losses"); provided that the indemnity hereunder to an Indemnitee shall not extend to (i) damages proximately caused by such Indemnitee's own gross negligence or willful misconduct, or (ii) any Indemnifiable Losses based upon, or arising out of, any dispute solely among Indemnitees. Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement and shall for all purposes continue in full force and effect.

5. TERM.

     5.1 MATURITY DATE. Borrower shall pay and perform in full all outstanding Obligations, whether evidenced by

                                                     LOAN AND SECURITY AGREEMENT

installment notes or otherwise, and whether or not all or any part of such Obligations are otherwise then due and payable, on the maturity date set forth on the Schedule (the "Maturity Date") or any earlier occurrence of (i) any Event of Default as to which Lender has given written notice to Borrower that it has accelerated and declared the Obligations to be immediately due and payable, or
(ii) any Event of Default consisting of (A) the commencement of any proceeding by Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect (collectively, an "Insolvency Proceeding"), or (B) the commencement of any Insolvency Proceeding against Borrower which is not dismissed or stayed within 60 days after the date commenced.

     5.2 PREPAYMENT.

     (a) [INTENTIONALLY OMITTED].

     (b) Borrower shall have the option of prepaying the principal amount of any Loan, prior to the dates set forth in Section 1(a) of the Schedule, in whole or in part, provided that Borrower concurrently pays Lender (i) all accrued and unpaid interest on the principal so prepaid and (ii) a prepayment fee equal to 3% of the amount prepaid if prepayment occurs on or before February 28, 2007 and 1% of the amount prepaid if prepayment occurs after February 28, 2007. Said prepayment fee shall be due from Borrower to Lender upon any prepayment of the principal of any Loan, including without limitation any prepayment as a result of an Event of Default or the exercise of any rights or remedies by Lender following the same.

     5.3 TERMINATION STATEMENTS. Upon payment and performance in full of all the Obligations and termination of this Agreement, Lender shall promptly deliver to Borrower UCC termination statements and such other documents as may be reasonably required to terminate Lender's security interests in the Collateral.

6. EVENTS OF DEFAULT AND REMEDIES.

     6.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement, and Borrower shall give Lender immediate written notice thereof:

     (a) Any warranty, representation, statement, report or certificate when made or delivered to Lender by Borrower or any of Borrower's officers, employees or agents, now or in the future, shall be untrue or misleading in a material respect; or

     (b-1) Borrower shall fail to pay any principal or interest payment on any Loan, within three Business Days after the date due, or

     (b-2) Borrower shall fail to pay any other monetary Obligation within five Business Days after the date due, or

     (c) written notice of any Event of Default shall have been given by (i) ORIX under the ORIX Credit Agreement or (ii) SVB under the SVB Loan Agreement; or

     (d) Borrower shall fail to comply with any provision under Subsection 4.5 hereof; or

     (e-1) Borrower shall fail to provide the financial reports called for by
Section 5 of the Schedule which is not cured within three Business Days after the date due; or

     (e-2) Borrower shall fail to perform any other nonmonetary Obligation which is not cured within three Business Days after the date written notice of such failure is given to Borrower (provided that after a total of three such written notices have been given for any and all failures to perform non-monetary Obligations, no further such written notice shall be required, and thereafter a failure to perform a non-monetary Obligation which is not cured within three Business Days after the date performance was due shall constitute an Event of Default); or

     (f) any levy, assessment, attachment, seizure, lien or encumbrance is made on all or any part of the Collateral which is not cured within 10 days after the occurrence of the same; or

     (g) if there is a default in any agreement to which Borrower is a party with a third party or parties resulting in a right by such third party or parties, whether or not exercised, to accelerate the maturity of any indebtedness of Borrower in an amount in excess of $100,000 or that could result in a Material Adverse Change; or

     (h) dissolution, termination of existence, insolvency, business failure or temporary or permanent suspension of business of Borrower; or appointment of a receiver, trustee or custodian, for all or any part of the property of, assignment for the benefit of creditors by, or the commencement of any Insolvency Proceeding against Borrower which is not dismissed or stayed within 60 days after the date commenced, or the commencement of any Insolvency Proceeding by Borrower; or

     (i) revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations or any attempt to do any of the foregoing; or

     (j) revocation or termination of, or limitation or denial of liability upon, any pledge of any certificate of deposit, securities, money or other property or asset pledged by any third party to secure any or all of the Obligations, or any attempt to do any of the foregoing, or commencement of proceedings by or against any such third party under any bankruptcy or insolvency law; or

     (k) there shall be a change in the record or beneficial ownership of an aggregate of more than 30% of the outstanding shares of stock or other equity ownership interest in Borrower, in one or more transactions, compared to the ownership of outstanding shares of stock

                                                     LOAN AND SECURITY AGREEMENT

of Borrower in effect on the date hereof, without the prior written consent of Lender, except for (i) changes resulting from, or occurring after, an initial public offering of Borrower's common stock in which at least $25,000,000 is raised, and (ii) changes resulting from distributions of stock of the Borrower by stockholders of Borrower to their shareholders (in the case of stockholders of Borrower which are corporations) or to their members (in the case of stockholders of Borrower which are limited liability companies) or to their partners (in the case of stockholders of Borrower which are partnerships); or

     (l) Borrower shall generally not pay its debts as they become due, or Borrower shall conceal, remove or transfer any part of its property, with intent to hinder, delay or defraud its creditors, or make or suffer any transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law; or

     (m) a Material Adverse Change shall occur; or

     (n) Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations terminates or in any way limits his subordination agreement; or

     (o) an event of default shall occur and be continuing under any other Loan Document (after giving effect to, but without duplication of, grace periods under such other Loan Document applicable thereto).

     6.2 REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Lender, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (a) Accelerate and declare all or any part of the Obligations to be immediately due, payable, and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any Obligation (provided that upon the commencement of any proceeding by or against Borrower under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect the Obligations shall automatically become immediately due and payable); (b) Accelerate or extend the time of payment of, compromise, issue credits on, or bring suit on the Collateral (in the name of Borrower or Lender) and otherwise administer and collect the Collateral; (c) Take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Lender without judicial process to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain on the premises or cause a custodian to remain on the premises in exclusive control thereof, without charge for so long as Lender deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; provided, however, that should Lender seek to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives: (i) any bond and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession; (ii) any demand for possession prior to the commencement of any suit or action to recover possession thereof; and (iii) any requirement that Lender retain possession of, and not dispose of, any such Collateral until after trial or final judgment; (d) Require Borrower to assemble any or all of the Collateral and make it available to Lender at places designated by Lender which are reasonably convenient to Lender and Borrower, and to remove the Collateral to such locations as Lender may deem advisable; (e) Complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Lender shall have the right to use Borrower's premises, vehicles, hoists, lifts, cranes, equipment and all other property without charge; (f) Sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Lender obtains possession of it or after further manufacturing, processing or repair, at one or more public and/or private sales, in lots or in bulk, for cash, exchange or other property, or on credit, and to adjourn any such sale from time to time without notice other than oral announcement at the time scheduled for sale. Lender shall have the right to conduct such disposition on Borrower's premises without charge, for such time or times as Lender deems reasonable, or on a Lender's premises, or elsewhere and the Collateral need not be located at the place of disposition. Lender may directly or through any affiliated company purchase or lease any Collateral at any such public disposition, and if permissible under applicable law, at any private disposition. Any sale or other disposition of Collateral shall not relieve Borrower of any liability Borrower may have if any Collateral is defective as to title or physical condition or otherwise at the time of sale. All reasonable attorneys' fees, expenses, costs, liabilities and obligations incurred by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Without limiting any of Lender's rights and remedies, and regardless of the adequacy of any Collateral securing the Obligations, Lender may exercise a right of offset with respect to any and all indebtedness, liabilities and obligations owing from it to Borrower, to the full extent of all of the Obligations owing to Lender. Without limiting any of Lender's rights and remedies, from and after the occurrence, and during the continuance, of any Event of Default, the interest rate applicable to the Obligations shall be increased by an additional two percent per annum.

     6.3 STANDARDS FOR DETERMINING COMMERCIAL REASONABLENESS. Borrower and Lender agree that a sale or other disposition (collectively, "sale") of any Collateral

                                                     LOAN AND SECURITY AGREEMENT

which complies with the following standards will conclusively be deemed to be commercially reasonable: (i) Notice of the sale is given to Borrower at least seven days prior to the sale, and, in the case of a public sale, notice of the sale is published at least seven days before the sale in a newspaper of general circulation in the county where the sale is to be conducted; (ii) Notice of the sale describes the collateral in general, non-specific terms; (iii) The sale is conducted at a place designated by Lender, with or without the Collateral being present; (iv) The sale commences at any time between 8:00 a.m. and 6:00 p.m.;
(v) Payment of the purchase price in cash or by cashier's check or wire transfer is required; (vi) With respect to any sale of any of the Collateral, Lender may (but is not obligated to) direct any prospective purchaser to ascertain directly from Borrower any and all information concerning the same. Lender shall be free to employ other methods of noticing and selling the Collateral, in its discretion, if they are commercially reasonable.

     6.4 [INTENTIONALLY OMITTED].

     6.5 POWER OF ATTORNEY. Borrower grants to Lender an irrevocable power of attorney coupled with an interest, authorizing and permitting Lender (acting alone, through any of its employees, attorneys or agents) at any time, until the Obligations have been paid and performed in full, at its option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise, but Lender agrees to exercise the following powers in a commercially reasonable manner: (a) Execute on behalf of Borrower any documents that Lender may, in its good faith business judgment, deem advisable in order to perfect and maintain its security interest in the Collateral, or in order to exercise a right of Lender or Borrower, or in order to fully consummate all the transactions contemplated under this Agreement, or under any and all other present and future agreements, to make any payment or take any action necessary or desirable to protect or preserve any Collateral or Lender's security interest therein or the priority thereof, or in order to fully consummate all the transactions contemplated under this Agreement or any other Loan Document; (b) After the occurrence and during the continuance of any Event of Default, without limiting Lender's other rights and remedies, do any of the following: (i) Take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; endorse the name of Borrower upon any instruments, or documents, evidence of payment or Collateral that may come into Lender's possession; (ii) Pay any sums required on account of Borrower's taxes or to secure the release of any liens therefor; and (iii) Settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor.

     6.6 APPLICATION OF PROCEEDS. All proceeds realized as the result of any sale or other disposition of the Collateral shall be applied by Lender first to the reasonable costs, expenses, liabilities, obligations and attorneys' fees incurred by Lender in the exercise of its rights under this Agreement, second to the interest due upon any of the Obligations, and third to the principal of the Obligations. Any surplus shall be paid to Borrower or other Persons legally entitled thereto; Borrower shall remain liable to Lender for any deficiency. If Lender, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any sale of Collateral, Lender shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of purchase price or deferring the reduction of the Obligations until the actual receipt by Lender of the cash therefor.

     6.7 REMEDIES CUMULATIVE. In addition to the rights and remedies set forth in this Agreement, Lender shall have all the other rights and remedies accorded a secured party under the Code and under all other applicable laws, and under any other instrument or agreement now or in the future entered into between Lender and Borrower, and all of such rights and remedies are cumulative and none is exclusive. Exercise or partial exercise by Lender of one or more of its rights or remedies shall not be deemed an election, nor bar Lender from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Lender to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed.

7. DEFINITIONS. As used in this Agreement, the following terms have the following meanings:

     "Agreement" and "this Agreement" means this Loan and Security Agreement and all Exhibits and Schedules hereto and all modifications and amendments to, extensions of, and replacements for this Agreement.

     "Base Rate" means for any day a fluctuating rate per annum equal to the higher of (a) the Federal Funds Rate plus 1/2 of 1% and (b) the rate of interest in effect for such day as publicly announced from time to time by Lender as its "prime rate." The "prime rate" is a rate set by Lender based upon various factors including Lender's costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. Any change in such rate announced by Lender shall take effect at the opening of business on the day specified in the public announcement of such change.

     "Business Day" means any day other than a Saturday, Sunday or any other day on which commercial banks in Boston, Massachusetts are required or permitted by law to close.

                                                     LOAN AND SECURITY AGREEMENT

     "Code" means the Uniform Commercial Code as adopted and in effect in the Commonwealth of Massachusetts on the date hereof.

     "Collateral" has the meaning set forth in Section 2.1 above.

     "continuing" when used with reference to a Default or an Event of Default means that the Default or Event of Default has occurred and has not been either waived in writing by Lender or cured within any applicable cure period.

     "Default" means any event which with notice or passage of time or both, would constitute an Event of Default.

     "Equipment" means all of the following, now owned and hereafter acquired by
Borrower: all "equipment" as defined in the Code in effect on the date hereof with such additions to such term as may hereafter be made, and includes without limitation all machinery, fixtures, goods, vehicles, and any interest in any of the foregoing.

     "Event of Default" means any of the events set forth in Section 6.1 of this Agreement.

     "Existing SVB Loan Facility" means the loan facility being provided by SVB to Borrower under the SVB Loan Agreement.

     "Federal Funds Rate" means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Lender on such day on such transactions as determined by Lender.

     "GAAP" means generally accepted accounting principles consistently applied in the United States.

     "Loan Documents" means this Agreement, the Note, the Warrant, and all other present or future instruments and agreements between Borrower and Lender relating hereto or thereto.

     "Material Adverse Change" means (i) a material adverse change in the business, operations, results of operations, assets, liabilities, condition or prospects of Borrower, (ii) the material impairment of Borrower's ability to perform the Obligations, or of Lender to enforce the Obligations or realize upon the Collateral, or (iii) a material adverse change in the value of the Collateral or the amount which Lender would be likely to receive in the liquidation of the Collateral.

     "Obligations" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower or any of its subsidiaries or affiliates to Lender or its parent or any of its subsidiaries or affiliates, whether evidenced by this Agreement or any note or other instrument or document, whether arising from an extension of credit, loan, guaranty, indemnification or otherwise, whether direct or indirect (including, without limitation, those acquired by assignment and any participation by Lender in Borrower's indebtedness or obligations owing to others), absolute or contingent, due or to become due, including, without limitation, all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, loan fees, prepayment fees, and any other sums chargeable to Borrower under this Agreement or under any other present or future instrument or agreement between Borrower and Lender.

     "Person" means any individual, sole proprietorship, partnership, joint venture, trust, limited liability company, unincorporated organization, association, corporation, government, or any agency or political division thereof, or any other entity.

     "Representations" means the written Representations and Warranties previously delivered by Borrower to Lender dated as of the date hereof.

     "SVB Loan Agreement" means the Loan and Security Agreement dated August 20, 2002 between Borrower and SVB, as amended by a First Loan Modification Agreement dated August 5, 2003, and by a Second Loan Modification Agreement dated November 4, 2003, and all modifications permitted hereunder, and all extensions and renewals thereof.

     "Warrant" means all warrants to purchase stock of the Borrower assigned to Lender by ORIX previously, now or in the future, and all extensions and renewals thereof and replacements therefor.

     Other Terms. All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the Code, to the extent such terms are defined therein.

8. GENERAL PROVISIONS.

     8.1 APPLICATION OF PAYMENTS. All payments with respect to the Obligations may be applied, and in Lender's good faith business judgment reversed and re-applied, to the Obligations, in such order and manner as Lender shall determine in its good faith business judgment.

     8.2 CONFIDENTIALITY. Lender agrees to use the same degree of care that they exercise with respect to its own proprietary information, to maintain the confidentiality of

                                                     LOAN AND SECURITY AGREEMENT

any and all proprietary, trade secret or confidential information provided to or received by them from the Borrower, which indicates that it is confidential, or should reasonably be known by them to be confidential, including business plans and forecasts, non-public financial information, confidential or secret processes, formulae, devices and contractual information, customer lists, and employee relation matters, provided that Lender may disclose such information to
(i) its officers, directors, employees, attorneys, accountants, affiliates, participants, prospective participants, assignees and prospective assignees, provided that such Persons agree to hold such information in confidence in accordance with the terms of this Section 8.2, and (ii) such other Persons to whom Lender shall at any time be required to make such disclosure in accordance with applicable law, and provided, that the foregoing provisions shall not apply to disclosures made by Lender in its good faith business judgment in connection with the enforcement of its rights or remedies after an Event of Default. The confidentiality agreement in this Section supersedes any prior confidentiality agreement of Lender relating to Borrower. This Section 8.2 shall not apply to information related to the tax treatment or the tax structure of the transactions contemplated herein.

     8.3 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally or by reputable private delivery service or by regular first-class mail, or certified mail return receipt requested, addressed as follows:

     (a) if to Borrower, at its address shown in the heading to this Agreement, with a copy to Lawrence S. Wittenberg, Esq., Goodwin Procter LLP, 53 State Street, Boston, MA 02109;and

     (b) if to Lender, at Bank of America, N.A., Mail Code: MA5-100-07-01, 100 Federal Street, Boston, MA 02110, Attention: Douglas Marshall, with a copy to Linda J. Groves, Esq., Bingham McCutchen LLP, 150 Federal Street, Boston, MA 02110.

The parties hereto may change the address at which they are to receive notices hereunder, by notice in writing in the foregoing manner given to all other parties. All notices shall be deemed to have been given upon delivery in the case of notices personally delivered, or at the expiration of one Business Day following delivery to the private delivery service, or two Business Days following the deposit thereof in the United States mail, with postage prepaid.

     8.4 ATTORNEYS' FEES AND COSTS. Borrower shall reimburse Lender for all reasonable attorneys' fees (other than attorneys' fees incurred in respect of the preparation, negotiation and initial closing of this Agreement) and all filing, recording, search, title insurance, appraisal, audit, and other reasonable costs incurred by it, pursuant to, or in connection with, or relating to this Agreement (whether or not a lawsuit is filed), including, but not limited to, out of pocket costs and expenses in connection with any board of directors meeting observation rights provided to them under this Agreement, all reasonable attorneys' fees and costs they incur in order to do the following: obtain legal advice in connection with this Agreement or Borrower; enforce, or seek to enforce, any of its rights; commence, intervene in, or defend any action or proceeding; initiate any complaint to be relieved of the automatic stay in bankruptcy; file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; protect, obtain possession of, lease, dispose of, or otherwise enforce its security interests in, the Collateral; and otherwise represent Lender in any litigation relating to Borrower under or in connection with this Agreement or any other Loan Document. If a party hereto files any lawsuit against another party predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees from the non-prevailing party, including (but not limited to) reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment.

     8.5 WAIVERS. The failure of Lender at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other present or future agreement between Borrower and Lender shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other agreement now or in the future executed by Borrower and delivered to Lender shall be deemed to have been waived by any act or knowledge of Lender or its agents or employees, but only by a specific written waiver signed by an authorized officer of Lender and delivered to Borrower. Borrower waives the benefit of all statutes of limitations relating to any of the Obligations or this Agreement or any other Loan Document, and Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, and notice of any action taken by Lender, unless expressly required by this Agreement. NEITHER LENDER NOR ANY OF ITS AFFILIATES, SUBSIDIARIES, DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR ATTORNEYS SHALL BE RESPONSIBLE OR LIABLE TO BORROWER OR TO ANY OTHER PARTY FOR INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED AS A RESULT OF ANY FINANCIAL ACCOMMODATION HAVING BEEN EXTENDED, SUSPENDED OR TERMINATED UNDER THIS AGREEMENT OR ANY OTHER OR AS A RESULT OF ANY OTHER TRANSACTION CONTEMPLATED HEREUNDER OR THEREUNDER.

     8.6 PUBLIC ANNOUNCEMENT. Borrower hereby agrees that Lender may make a public announcement of the

                                                     LOAN AND SECURITY AGREEMENT

transactions contemplated by this Agreement, and may publicize the same in marketing materials, newspapers and other publications, and otherwise, and in connection therewith may use the Borrower's name, tradenames and logos.

     8.7 GENERAL. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, and representatives of Borrower and Lender; provided, however, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Lender and any prohibited assignment shall be void. Lender may from time to time, with prior notice to the Borrower, assign to one or more Persons all or a portion of its rights and obligations under this Agreement; provided that Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of Lender to a Federal Reserve Bank without notice to Borrower. No consent by Lender to any assignment shall release Borrower from its liability for the Obligations. If Borrower consists of more than one Person, their liability shall be joint and several, and the compromise of any claim with, or the release of, any Borrower shall not constitute a compromise with, or a release of, any other Borrower. This Agreement and all acts, transactions disputes and controversies arising hereunder or relating hereto, and all rights and obligations of Lender and Borrower shall be governed by, and construed in accordance with the internal laws (and not the conflict of laws rules) of the Commonwealth of Massachusetts. Borrower (i) agrees that all actions and proceedings relating directly or indirectly to this Agreement shall, at Lender's option, be litigated in courts located within the Commonwealth of Massachusetts; (ii) consents to the jurisdiction and venue of any such court and consents to service of process in any such action or proceeding by personal delivery or any other method permitted by law; and (iii) waives any and all rights Borrower may have to object to the jurisdiction of any such court, or to transfer or change the venue of any such action or proceeding. Paragraph headings are only used in this Agreement for convenience, and shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. The term "including", whenever used in this Agreement, shall mean "including (but not limited to)". This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Lender or Borrower under any rule of construction or otherwise. Should any provision of this Agreement be held by any court of competent jurisdiction to be void or unenforceable, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect. This Agreement may be executed and delivered by the signing and delivery of this Agreement with original signatures or by facsimile copy. This Agreement and such other written agreements, documents and instruments as may be executed in connection herewith, including without limitation the Representations, are the final, entire and complete agreement among Borrower and Lender and supersede all prior and contemporaneous negotiations and oral representations and agreements, all of which are merged and integrated in this Agreement. There are no oral understandings, representations or agreements between the parties which are not set forth in this Agreement or in other written agreements signed by the parties in connection herewith. The terms and provisions of this Agreement may not be waived or amended, except in a writing executed by Borrower and a duly authorized officer of Lender. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement.

     8.8 MUTUAL WAIVER OF JURY TRIAL. BORROWER AND LENDER EACH HEREBY WAIVE THE RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO, THIS AGREEMENT OR ANY OTHER PRESENT OR FUTURE INSTRUMENT OR AGREEMENT BETWEEN LENDER AND BORROWER, OR ANY CONDUCT, ACTS OR OMISSIONS OF LENDER OR BORROWER OR ANY OF THEIR DIRECTORS, OFFICERS, EMPLOYEES, AGENTS, ATTORNEYS OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, IN ALL OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE.

     8.9. USA PATRIOT ACT NOTICE. Lender hereby notifies the Borrower that pursuant to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the "Act"), it is required to obtain, verify and record information that identifies the Borrower, which information includes the name and address of the Borrower and other information that will allow Lender to identify the Borrower in accordance with the Act.

BORROWER:

ATHENAHEALTH, INC.


BY: /s/ Carl Byers
    ---------------------------------
NAME: Carl Byers
TITLE: Treasurer & CFO


LENDER:

BANK OF AMERICA, N.A.


BY /s/ Stacy Benham
   ---------------------------------
   Stacy Benham
   VP/Credit Products Officer

                  Signature page to Loan and Security Agreement

                                   SCHEDULE TO

                           LOAN AND SECURITY AGREEMENT

BORROWER: ATHENAHEALTH, INC.

ADDRESS:  311 ARSENAL STREET
          WATERTOWN, MASSACHUSETTS 02472

DATE:     MARCH 31, 2006

This Schedule is an integral part of the Loan and Security Agreement among Bank of America, N.A. ("Lender") and the borrower named above ("Borrower") of even date.

1. LOANS (Section 1.1):

     (a)  Equipment Loans.       Loans (the "Equipment Loans") in the total
                                 amount of $2,741,505.03, which shall be subject
                                 to the following terms:

                                 (1)  Equipment Loans may not be reborrowed
                                      after they have been repaid.

                                 (2) The Borrower shall repay to the Lender the principal amount of the Equipment Loan in monthly installments. Such monthly installments ("Equipment Loan
                                      Installments") of principal shall be
                                      payable on the installment payment dates
                                      (each a "Equipment Loan Installment
                                      Date"), and shall be in the amounts as set forth in the table below as adjusted in accordance with the terms of this Agreement, with all remaining outstanding amounts of the Equipment Loans to be repaid on the Maturity Date.

                                       EQUIPMENT LOAN      EQUIPMENT LOAN
                                      INSTALLMENT DATE      INSTALLMENTS
                                      ----------------   -----------------
                                           4/1/06            $99,385.65
                                           5/1/06            $99,385.65
                                           6/1/06            $99,385.65
                                           7/1/06            $99,385.65
                                           8/1/06            $99,385.65
                                           9/1/06            $99,385.65
                                           10/1/06           $99,385.65
                                           11/1/06           $99,385.65
                                           12/1/06           $99,385.65
                                           1/1/07            $99,385.65

                                 SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                           2/1/07            $99,385.65
                                           3/1/07            $99,385.65
                                           4/1/07            $99,385.65
                                           5/1/07            $99,385.65
                                           6/1/07            $99,385.65
                                           7/1/07            $99,385.65
                                           8/1/07            $99,385.65
                                           9/1/07            $99,385.65
                                           10/1/07           $99,385.65
                                           11/1/07           $99,385.65
                                           12/1/07           $99,385.65
                                           1/1/08            $99,385.65
                                           2/1/08            $99,385.78
                                           3/1/08            $69,391.47
                                           4/1/08            $69,391.47
                                           5/1/08            $69,391.47
                                           6/1/08            $69,391.52
                                           7/1/08            $54,525.59
                                           8/1/08            $54,525.75
                                           9/1/08            $29,270.03
                                           10/1/08           $13,249.19
                                           11/1/08           $13,249.19
                                           12/1/08       $13,249.27 or the
                                                         remaining balance
                                                         of the Equipment
                                                               Loans

                                 (3)  Interest accrued on the Equipment Loans
                                      for each month shall be payable monthly no later than the fifth day of the following month, and at maturity.

2. INTEREST. (Section 1.3)

                                         SCHEDULE TO LOAN AND SECURITY AGREEMENT

     (a)  Equipment Loans.       The interest rate applicable to the Equipment
                                 Loans in effect throughout each calendar month
                                 shall be the Base Rate plus 3.75%, provided
                                 that the interest rate in effect on each day
                                 shall not be less than 9% per annum.

     (b)  General.               All interest shall be calculated on the basis
                                 of a 360-day year for the actual number of days
                                 elapsed. Base Rate has the meaning set forth in
                                 Section 7 above.

3. [INTENTIONALLY OMITTED]

4. MATURITY DATE
   (Section 5.1):                DECEMBER 1, 2008

5. REPORTING
   (Section 4.2):                Borrower, at its expense, shall provide Lender
                                 with the reports shown in Section 4.2 of the
                                 Loan Agreement and the following on a
                                 consolidated basis:

                                 (a)  Monthly unaudited financial statements
                                      within 30 days after the end of each
                                      month;

                                 (b) Quarterly unaudited financial statements within 30 days after the end of each fiscal quarter;

                                 (c) Annual, unqualified financial statements, audited by independent certified public accountants acceptable to Lender (provided that Lender hereby agrees that Borrower's existing accountants are acceptable hereunder), within 120 days after the end of each fiscal year of Borrower

                                 (d)  A Certificate, confirming no Defaults or
                                      Events of Default have occurred and are
                                      continuing, in such form as Lender shall specify from time to time, which shall be provided with the financial statements referred to in Sections 5(b) and (c) above.

6. ADDITIONAL PROVISIONS.

                                           (a)  WARRANTS. The Borrower hereby
                                                (a) acknowledges that ORIX has
                                                agreed to, within fifteen (15)
                                                days of the date hereof, assign
                                                to Lender, warrants to purchase
                                                5,000 shares of Series E
                                                Preferred Stock of Borrower at a
                                                purchase price of $5.04 per
                                                share, on the terms set forth in
                                                the Warrant to Purchase Stock,
                                                dated February 28, 2005 (the
                                                "Warrant Agreement"), (b) agrees
                                                that, notwithstanding Section
                                                4.3 of the Warrant Agreement, it
                                                will not require ORIX or Lender
                                                to provide an opinion of counsel
                                                in connection with such
                                                assignment and (c) agrees that
                                                within three Business Day after
                                                receiving notice from Lender or
                                                ORIX of the effectiveness of
                                                such assignment, it shall
                                                reissue Warrants to ORIX and
                                                Lender, reflecting the
                                                assignment.

                                           (b)  CORPORATE STRUCTURE. Borrower
                                                represents and warrants that
                                                Borrower has no partially or
                                                wholly-owned subsidiaries,
                                                except for one wholly-owned
                                                Indian company (the "Indian
                                                Sub"). Borrower shall not permit
                                                the Indian Sub at any time to
                                                have total assets in excess of

                                         SCHEDULE TO LOAN AND SECURITY AGREEMENT

                                                $250,000 (which amount may be
                                                increased from time to time,
                                                with Lender's prior written
                                                consent, as to which Lender
                                                shall exercise its good faith
                                                business judgment). All
                                                intellectual property developed
                                                by the Indian Sub shall at all
                                                times be owned by Borrower.

Borrower:                               LENDER:
ATHENAHEALTH, INC.                      BANK OF AMERICA, N.A.


By /s/ Carl Byers                       By /s/ Stacy Benham
   ----------------------------------      -------------------------------------
Name: Carl Byers                           Stacy Benham
Title: Treasurer & CFO                     VP/Credit Products Officer

            Signature page to Schedule to Loan and Security Agreement

                                    Exhibit A

                              DISCLOSURE SCHEDULES

                                     TO THE

                      EQUIPMENT LOAN AND SECURITY AGREEMENT